CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Advisors Series Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Advisors Series Trust for the fiscal year ended April 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Advisors Series Trust for the stated period.


/s/ Eric M. Banhazl                     /s/ Doug Hess
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Eric M. Banhazl                         Doug Hess
President, Advisors Series Trust        Treasurer, Advisors Series Trust

Dated:    7/3/03
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A signed original of this written statement required by Section 906 has been provided by Advisors Series Trust and will be retained by Advisors Series Trust and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Advisors Series Trust for purposes of the Securities Exchange Act of 1934.